UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 10, 2004

THE CLOROX COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of
incorporation or organization)

1-07151	31-0595760
(Commission File Number)	(I.R.S. Employer Identification No.)

1221 Broadway, Oakland, California 94612-1888
(Address of principal executive offices)    (Zip code)

(510) 271-7000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

[ ]  Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 10, 2004, The Clorox Company (the “Company”) entered into dealer agreements (the “Agreements”) with J.P Morgan Securities Inc., Banc of America Securities LLC, Goldman, Sachs & Co. and Citigroup Global Markets Inc. (collectively, the “Dealers”) and an Issuing and Paying Agency Agreement with JPMorgan Trust Company, N.A. (the “Agency Agreement”) relating to a commercial paper program being established to provide the initial financing for the previously announced transaction in which Henkel KGaA (“Henkel”) will acquire a subsidiary of the Company in exchange for all of the Company common stock owned by a Henkel subsidiary.

All of the Dealers, directly or through affiliates, have pre-existing relationships with the Company, including participation in the Company’s revolving credit lines. In addition, Banc of America has acted as a foreign exchange trader for the Company and has participated in the Company’s prior share repurchase programs. Citigroup has acted as a foreign exchange trader, provided international cash management services, participated in prior share repurchase programs, acted as an underwriter of a prior bond offering and participated in derivative transactions. J.P. Morgan has provided commercial paper safekeeping services, been an underwriter of a prior bond offering, participated in derivative transactions, participated in prior share repurchase programs and provided investment banking advisory services. Goldman Sachs has provided investment banking advisory services.

The Agreements provide the terms under which the Dealers will arrange for the sale of commercial paper notes (“Notes”) by the Company and contain customary representations, warranties and covenants. The maturities of the Notes will vary, but may not exceed 397 days. The principal amount of outstanding Notes may not exceed $2,200,000,000. The Notes are in addition to commercial paper and other borrowings issued in the ordinary course of business as necessary to finance working capital. The Notes will bear interest at a variable rate dependent on market conditions. The Company expects to refinance $1,500,000,000 to $1,700,000,000 of the Notes with term debt in the future. The Agency Agreement provides for the issuance and payment of the Notes.

Complete Copies of the Agreements and the Agency Agreement are attached as Exhibits 10.1, 10.2, 10.3,10.4 and 10.5.

Item 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION AND OFF-BALANCE SHEET ARRANGEMENT

See Item 1.01.

ITEM 9.01  FINANCIAL  STATEMENTS AND EXHIBITS

Exhibit Number	Title
10-1	Commercial Paper Dealer Agreement between The Clorox Company, as Issuer and Banc of America Securities LLC, as Dealer
10-2	Commercial Paper Dealer Agreement between The Clorox Company, as Issuer and Citigroup Global Markets Inc., as Dealer
10-3	Commercial Paper Dealer Agreement between The Clorox Company, as Issuer and Goldman, Sachs & Co., as Dealer
10-4	Commercial Paper Dealer Agreement between The Clorox Company, as Issuer and J. P. Morgan Securities Inc., as Dealer
10-5	Issuing and Paying Agency Agreement by and between The Clorox Company and JPMorgan Trust Company, National Association

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                                        THE CLOROX COMPANY

Date:  November 16, 2004                               By: /s/ PETER D. BEWLEY

                                                                                    Peter D. Bewley

                                                                                    Senior Vice President –

                                                                                    General Counsel